Leases	12 Months Ended
Mar. 31, 2011
Leases [Abstract]
LEASES
10.	LEASES
The Companies lease most of their store premises, some of their distribution centers, and certain equipment. Most leases have automatic renewal provisions and allow the Companies to extend the lease term beyond the initial base period, subject to the terms agreed at lease inception. Future minimum rental commitments on operating leases having remaining non-cancerable lease term in excess of one year are presented below:

	Millions of	Thousands of
Year Ending March 31	Yen	U.S. Dollars

2012	¥819	$9,896
2013	727	8,784
2014	241	2,912
2015	213	2,574
2016	205	2,477
Thereafter	645	7,794

Total	¥2,850	$34,437

Rental expenses were ¥5,147 million ($62,192 thousand), ¥5,252 million and ¥4,800 million for the years ended March 31, 2011, 2010 and 2009, respectively.